UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 26, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-03                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1 Asset Backed Pass-Through Certificates, Series 2005-OPT1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, Option One Mortgage Corporation, as Servicer, JPMorgan Chase Bank, N.A. as Securities Administrator, and U.S. Bank N.A, as Trustee.

   On September 26, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1
                Asset Backed Pass-Through Certificates, Series 2005-OPT1


                        J.P. MORGAN ACCEPTANCE CORPORATION I

                 By:    /s/ Brian McDonald
                        --------------------------------------------
                Name:   Brian McDonald
               Title:   Managing Director

                Date:   October 6, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on September 26, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-OPT1
                        STATEMENT TO CERTIFICATEHOLDERS
                                September 26, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        612,849,000.00      593,359,011.46    13,675,627.67    2,041,814.29    15,717,441.96    0.00     0.00      579,683,383.79
A2        223,140,000.00      203,185,087.74    18,716,988.31      673,897.21    19,390,885.52    0.00     0.00      184,468,099.43
A3        303,284,000.00      303,284,000.00             0.00    1,038,242.23     1,038,242.23    0.00     0.00      303,284,000.00
A4         40,111,000.00       40,111,000.00             0.00      142,304.91       142,304.91    0.00     0.00       40,111,000.00
M1         60,404,000.00       60,404,000.00             0.00      219,669.21       219,669.21    0.00     0.00       60,404,000.00
M2         46,813,000.00       46,813,000.00             0.00      171,075.51       171,075.51    0.00     0.00       46,813,000.00
M3         29,447,000.00       29,447,000.00             0.00      108,397.68       108,397.68    0.00     0.00       29,447,000.00
M4         27,182,000.00       27,182,000.00             0.00      102,959.38       102,959.38    0.00     0.00       27,182,000.00
M5         24,917,000.00       24,917,000.00             0.00       94,823.03        94,823.03    0.00     0.00       24,917,000.00
M6         23,406,000.00       23,406,000.00             0.00       90,529.21        90,529.21    0.00     0.00       23,406,000.00
M7         21,141,000.00       21,141,000.00             0.00       91,540.53        91,540.53    0.00     0.00       21,141,000.00
M8         18,876,000.00       18,876,000.00             0.00       84,585.45        84,585.45    0.00     0.00       18,876,000.00
M9         15,101,000.00       15,101,000.00             0.00       73,709.66        73,709.66    0.00     0.00       15,101,000.00
M10        15,101,000.00       15,101,000.00             0.00       89,146.24        89,146.24    0.00     0.00       15,101,000.00
P                 100.00              100.00             0.00      454,808.04       454,808.04    0.00     0.00              100.00
R                   0.00                0.00             0.00            0.00             0.00    0.00     0.00                0.00
TOTALS  1,461,772,100.00    1,422,327,199.20    32,392,615.98    5,477,502.58    37,870,118.56    0.00     0.00    1,389,934,583.22
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,510,095,312.15    1,470,650,249.19             0.00    3,566,907.52     3,566,907.52    0.00     0.00    1,438,257,633.21
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
----------------------------------------------------------------------------------------------------------   -----------------------
A1        46626laa8     968.19773135     22.31484047        3.33167598       25.64651645     945.88289088       A1     3.871250 %
A2        46626lab6     910.57223151     83.88002290        3.02006458       86.90008748     826.69220861       A2     3.731250 %
A3        46626lac4   1,000.00000000      0.00000000        3.42333334        3.42333334   1,000.00000000       A3     3.851250 %
A4        46626lad2   1,000.00000000      0.00000000        3.54777767        3.54777767   1,000.00000000       A4     3.991250 %
M1        46626lae0   1,000.00000000      0.00000000        3.63666661        3.63666661   1,000.00000000       M1     4.091250 %
M2        46626laf7   1,000.00000000      0.00000000        3.65444449        3.65444449   1,000.00000000       M2     4.111250 %
M3        46626lag5   1,000.00000000      0.00000000        3.68111115        3.68111115   1,000.00000000       M3     4.141250 %
M4        46626lah3   1,000.00000000      0.00000000        3.78777794        3.78777794   1,000.00000000       M4     4.261250 %
M5        46626laj9   1,000.00000000      0.00000000        3.80555564        3.80555564   1,000.00000000       M5     4.281250 %
M6        46626lak6   1,000.00000000      0.00000000        3.86777792        3.86777792   1,000.00000000       M6     4.351250 %
M7        46626lal4   1,000.00000000      0.00000000        4.33000000        4.33000000   1,000.00000000       M7     4.871250 %
M8        46626lam2   1,000.00000000      0.00000000        4.48111093        4.48111093   1,000.00000000       M8     5.041250 %
M9        46626lan0   1,000.00000000      0.00000000        4.88111118        4.88111118   1,000.00000000       M9     5.491250 %
M10       46626lap5   1,000.00000000      0.00000000        5.90333355        5.90333355   1,000.00000000       M10    6.641250 %
P         N/A         1,000.00000000      0.00000000  4,548,080.400000  4,548,080.400000   1,000.00000000       P      0.000000 %
TOTALS                  973.01569732     22.15982641        3.74716591       25.90699231     950.85587091
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C         N/A           973.87909052      0.00000000        2.36204132        2.36204132     952.42838094       C      0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Funds:
                         Scheduled Principal Payments (Total)                                                       943,515.61
                                                Group 1                                                             530,206.90
                                                Group 2                                                             413,308.71

                         Principal Prepayments (Total)                                                           31,390,376.35
                                                Group 1                                                          13,122,983.52
                                                Group 2                                                          18,267,392.83

                         Curtailments (Total)                                                                        58,776.76
                                                Group 1                                                              22,464.65
                                                Group 2                                                              36,312.11

                         Curtailment Interest Adjustments (Total)                                                       -52.79
                                                Group 1                                                                 -27.45
                                                Group 2                                                                 -25.34

                         Repurchase Principal (Total)                                                                     0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Substitution Amounts (Total)                                                                     0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Net Liquidation Proceeds (Total)                                                                 0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Other Principal Adjustments (Total)                                                              0.05
                                                Group 1                                                                   0.05
                                                Group 2                                                                   0.00
Interest Funds:

                         Gross Interest                                                                           8,960,940.49
                                                Group 1                                                           4,652,256.95
                                                Group 2                                                           4,308,683.54

                         Servicing Fees                                                                             367,661.82
                                                Group 1                                                             191,301.58
                                                Group 2                                                             176,360.24

                         Trustee Fees                                                                                 3,676.63
                                                Group 1                                                               1,913.02
                                                Group 2                                                               1,763.61

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                  79
                                                Group 1                                                                     45
                                                Group 2                                                                     34

                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected      16,620,126.77
                                                Group 1                                                           7,733,612.62
                                                Group 2                                                           8,886,514.15

                         Amount of Prepayment Penalties Collected                                                   454,808.04
                                                Group 1                                                             191,866.22
                                                Group 2                                                             262,941.82
Available Remitance Amount                                                                                       40,982,218.02

                         Principal Remittance Amount (Total)                                                     32,392,615.98
                                                Group 1                                                          13,675,627.67
                                                Group 2                                                          18,716,988.31

                         Interest Remittance Amount (Total)                                                       8,589,602.04
                                                Group 1                                                           4,459,042.35
                                                Group 2                                                           4,130,559.69

Pool Detail:
                         Beginning Number of Loans Outstanding                                                           8,051
                                                Group 1                                                                  5,060
                                                Group 2                                                                  2,991

                         Ending Number of Loans Outstanding                                                              7,909
                                                Group 1                                                                  4,988
                                                Group 2                                                                  2,921

                         Beginning Aggregate Loan Balance                                                     1,470,650,249.19
                                                Group 1                                                         765,208,036.78
                                                Group 2                                                         705,442,212.41

                         Ending Aggregate Loan Balance                                                        1,438,257,633.21
                                                Group 1                                                         751,532,409.11
                                                Group 2                                                         686,725,224.10

                         Current Advances                                                                                 0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Aggregate Advances                                                                               0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Weighted Average Remaning Term To Maturity                                                     353.33
                                                Group 1                                                                 352.69
                                                Group 2                                                                 354.03

                         Weighted Average Net Mortgage Rate                                                          7.00882 %
                                                Group 1                                                              6.99267 %
                                                Group 2                                                              7.02633 %

                        Delinquent Mortgage Loans

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        12            1,677,790.54                   0.22 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         1              120,298.14                   0.02 %
                                                Total                          13            1,798,088.68                   0.24 %
                                                 Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         8            1,804,945.02                   0.26 %
                                                2 Month                         2              275,915.57                   0.04 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                         10            2,080,860.59                   0.30 %
                                                * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                        Bankruptcies
                                                                      Principal
                                                 Number               Balance               Percentage
                                   Group 1           16                1,912,013.61            0.25%
                                   Group 2            6                1,265,715.30            0.18%
                                    Total            22                3,177,728.91            0.22%

                                                Group 1 Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                        15
                         Principal Balance of Bankruptcy Loans that are Current                                   1,813,435.82
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                              1
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                           98,577.79
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                             0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                               0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                            0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                              0.00
                         Total Number of Bankruptcy Loans                                                                   16
                         Total Principal Balance of Bankruptcy Loans                                              1,912,013.61

                                                Group 2 Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                         6
                         Principal Balance of Bankruptcy Loans that are Current                                   1,265,715.30
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                              0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                                0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                             0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                               0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                            0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                              0.00
                         Total Number of Bankruptcy Loans                                                                    6
                         Total Principal Balance of Bankruptcy Loans                                              1,265,715.30

                        Forclosures
                                                                      Principal
                                                 Number               Balance               Percentage
                                   Group 1           3                 365,606.38              0.05%
                                   Group 2           7               1,512,590.58              0.22%
                                    Total           10               1,878,196.96              0.13%

                                                Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                        3
                         Principal Balance of Foreclosure Loans that are Current                                    365,606.38
                         Number of Foreclosure Loans that are 1 Month Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                               0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                            0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                              0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                           0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                             0.00
                         Total Number of Foreclosure Loans                                                                   3
                         Total Principal Balance of Foreclosure Loans                                               365,606.38

                                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                        7
                         Principal Balance of Foreclosure Loans that are Current                                  1,512,590.58
                         Number of Foreclosure Loans that are 1 Month Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                               0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                            0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                              0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                           0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                             0.00
                         Total Number of Foreclosure Loans                                                                   7
                         Total Principal Balance of Foreclosure Loans                                             1,512,590.58

                                REO Properties
                                                                      Principal
                                                 Number               Balance               Percentage
                                   Group 1          0                    0.00                   0.00%
                                   Group 2          0                    0.00                   0.00%
                                    Total           0                    0.00                   0.00%

                                                Group 1 REO Reporting:
                         Number of REO Loans that are Current                                                                0
                         Principal Balance of REO Loans that are Current                                                  0.00
                         Number of REO Loans that are 1 Month Delinquent                                                     0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                       0.00
                         Number of REO Loans that are 2 Months Delinquent                                                    0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                      0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                   0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                     0.00
                         Total Number of REO Loans                                                                           0

                         Total Principal Balance of REO Loans                                                             0.00
                                                Group 2 REO Reporting:
                         Number of REO Loans that are Current                                                                0
                         Principal Balance of REO Loans that are Current                                                  0.00
                         Number of REO Loans that are 1 Month Delinquent                                                     0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                       0.00
                         Number of REO Loans that are 2 Months Delinquent                                                    0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                      0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                   0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                     0.00
                         Total Number of REO Loans                                                                           0
                         Total Principal Balance of REO Loans                                                             0.00

                         Loan Level REO - Schedule

                                             Group                               Schedule Principal
                                             Number      Loan Number  REO Date        Balance
                                                                                        0.00

                        Principal Payoffs by Group occurred in this Distribution
                        Group           Number of       Principal       Percentage
                        Number          Loans           Balance

                        1               72              13,122,983.52           1.75%
                        2               70              18,267,392.83           2.66%
                        Total          142              31,390,376.35           2.18%


                                        Realized Loss by Group

Group Number    Current Loss    Cumulative Loss    Ending Balance       Balance of            Net Liquidation
                                                                        Liquidated Loans        Proceeds
        1          0.00             0.00             751,532,409.11        0.00                    0.00
        2          0.00             0.00             686,725,224.10        0.00                    0.00
   Total           0.00             0.00           1,438,257,633.21        0.00                    0.00


Loss Detail:

                         Current Realized Losses- Reduced by Recoveries                                                   0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                               0.00
                                                Group 1                                                                   0.00
                                                Group 2                                                                   0.00

                         Current Applied Losses                                                                           0.00
                         Cumulative Applied Losses                                                                        0.00

Trigger Event                                                                                                               NO
                         TEST I - Trigger Event Occurrence                                                                  NO
                         (Is Delinquency Percentage > 36% of of Senior Enhancement Percetage ?)
                         Delinquency Percentage                                                                      0.15814 %
                         36% of of Senior Enhancement Percetage                                                      8.27779 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                 NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss %
                         Cumulative Realized Losses as % of Original Loan Bal                                        0.00000 %
                         Required Cumulative Loss %                                                                  0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                   48,323,049.99
                         Ending Overcollateralization Amount                                                     48,323,049.99
                         Ending Overcollateralization Deficiency                                                          0.00
                         Overcollateralization Release Amount                                                             0.00
                         Monthly Excess Interest                                                                  3,567,853.60
                         Payment to Class C                                                                       3,566,907.52

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Interest Carryforward Amount Paid This Period                                                    0.00
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Interest Carryforward Amount Occured This Period                                                 0.00
                                                Class A-1                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00


Amounts Received with respect to the Yield Maintenance Agreement                                                          0.00

Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                            1,000.00
                         Additions to the Basis Risk Reserve Fund                                                       946.08
                         Divident Earnings on the Basis Risk Reserve Fund                                                 0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                   946.08
                         Ending Balance                                                                               1,000.00

Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                              946.08

                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                              946.08

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                 0.00
                                                Class A-2                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class A-3                                                                 0.00
                                                Class A-4                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

Non-Supported Interest Shortfall:

                         Total Prepayment Interest Shortfall occured this distribution                                    0.00

                         Prepayment Interest Shortfall Allocated to Class A-1                                             0.00
                         Prepayment Interest Shortfall Allocated to Class A-2                                             0.00
                         Prepayment Interest Shortfall Allocated to Class A-3                                             0.00
                         Prepayment Interest Shortfall Allocated to Class A-4                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-1                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-2                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-3                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-4                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-5                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-6                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-7                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-8                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-9                                             0.00
                         Prepayment Interest Shortfall Allocated to Class M-10                                            0.00
                         Prepayment Interest Shortfall Allocated to Class C                                               0.00

                         Total Relief Act Interest Shortfall occured this distribution                                    0.00

                         Relief Act Interest Shortfall Allocated to Class A-1                                             0.00
                         Relief Act Interest Shortfall Allocated to Class A-2                                             0.00
                         Relief Act Interest Shortfall Allocated to Class A-3                                             0.00
                         Relief Act Interest Shortfall Allocated to Class A-4                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-1                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-2                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-3                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-4                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-5                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-6                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-7                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-8                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-9                                             0.00
                         Relief Act Interest Shortfall Allocated to Class M-10                                            0.00
                         Relief Act Interest Shortfall Allocated to Class C                                               0.00

Available Net Funds Cap to Libor Certificates                                                                         6.570768

One-Month LIBOR for Such Distribution Date                                                                            3.641250

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                                    3.871250
                         Class A-2                                                                                    3.731250
                         Class A-3                                                                                    3.851250
                         Class A-4                                                                                    3.991250
                         Class M-1                                                                                    4.091250
                         Class M-2                                                                                    4.111250
                         Class M-3                                                                                    4.141250
                         Class M-4                                                                                    4.261250
                         Class M-5                                                                                    4.281250
                         Class M-6                                                                                    4.351250
                         Class M-7                                                                                    4.871250
                         Class M-8                                                                                    5.041250
                         Class M-9                                                                                    5.491250
                         Class M-10                                                                                   6.641250

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Deferred Amount Paid This Period                                                                 0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Deferred Amount Occured This Period                                                              0.00
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                 0.00
                                                Class M-2                                                                 0.00
                                                Class M-3                                                                 0.00
                                                Class M-4                                                                 0.00
                                                Class M-5                                                                 0.00
                                                Class M-6                                                                 0.00
                                                Class M-7                                                                 0.00
                                                Class M-8                                                                 0.00
                                                Class M-9                                                                 0.00
                                                Class M-10                                                                0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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